Exhibit 99.4

SUPPLEMENTAL RECONCILIATION OF RESTATED CONSOLIDATED

FINANCIAL STATEMENTS TO PREVIOUSLY REPORTED

CONSOLIDATED FINANCIAL STATEMENTS

CERTEGY INC.

CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2004

(In thousands, except per share amounts)

	Previously Reported	SFAS 123R Adjustment	Restated
Revenues	$1,039,506	$—	$1,039,506

Operating expenses:
Costs of services	739,600	1,731	741,331
Selling, general and administrative	120,252	9,427	129,679
Other	—	—	—

	859,852	11,158	871,010

Operating income	179,654	(11,158)	168,496
Other income, net	1,207		1,207
Interest expense	(12,914)		(12,914)

Income from continuing operations before income taxes and cumulative effect of a change in accounting principle	167,947	(11,158)	156,789
Provision for income taxes	(62,071)	2,960	(59,111)

Income from continuing operations before cumulative effect of a change in accounting principle	105,876	(8,198)	97,678
Income from discontinued operations, net of tax	5,934		5,934
Cumulative effect of a change in accounting principle, net of tax	—		—

Net income	$111,810	$(8,198)	$103,612

Basic earnings per share:
Income from continuing operations before cumulative effect of a change in accounting principle	$1.69	$(0.13)	$1.55
Income from discontinued operations	0.09	—	0.09
Cumulative effect of a change in accounting principle	—	—	—

Net income	$1.78	$(0.13)	$1.65

Average shares outstanding	62,818	62,818	62,818

Diluted earnings per share:
Income from continuing operations before cumulative effect of a change in accounting principle	$1.66	$(0.13)	$1.53
Income from discontinued operations	0.09	—	0.09
Cumulative effect of a change in accounting principle	—	—	—

Net income	$1.75	$(0.13)	$1.62

Average shares outstanding	63,966	63,966	63,966

SEGMENT INFO:
Revenues:
Card Services	$590,382		$590,382
Check Services	449,124		449,124

	$1,039,506	$—	$1,039,506

Operating income:
Card Services	$140,526	$(4,239)	$136,287
Check Services	61,036	(2,249)	58,787

	201,562	(6,488)	195,074
General corporate expense	(21,908)	(4,670)	(26,578)

	$179,654	$(11,158)	$168,496

CERTEGY INC.

CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2003

(In thousands, except per share amounts)

	Previously Reported	SFAS 123R Adjustment	Restated
Revenues	$921,734	$—	$921,734

Operating expenses:
Costs of services	654,099	1,555	655,654
Selling, general and administrative	107,217	8,476	115,693
Other	12,203		12,203

	773,519	10,031	783,550

Operating income	148,215	(10,031)	138,184
Other income, net	2,339		2,339
Interest expense	(7,950)		(7,950)

Income from continuing operations before income taxes and cumulative effect of a change in accounting principle	142,604	(10,031)	132,573
Provision for income taxes	(52,764)	2,335	(50,429)

Income from continuing operations before cumulative effect of a change in accounting principle	89,840	(7,696)	82,144
Income from discontinued operations, net of tax	3,897		3,897
Cumulative effect of a change in accounting principle, net of tax	(1,335)		(1,335)

Net income	$92,402	$(7,696)	$84,706

Basic earnings per share:
Income from continuing operations before cumulative effect of a change in accounting principle	$1.38	$(0.12)	$1.26
Income from discontinued operations	0.06	—	0.06
Cumulative effect of a change in accounting principle	(0.02)	—	(0.02)

Net income	$1.42	$(0.12)	$1.30

Average shares outstanding	65,094	65,094	65,094

Diluted earnings per share:
Income from continuing operations before cumulative effect of a change in accounting principle	$1.36	$(0.12)	$1.25
Income from discontinued operations	0.06	—	0.06
Cumulative effect of a change in accounting principle	(0.02)	—	(0.02)

Net income	$1.40	$(0.12)	$1.29

Average shares outstanding	65,870	65,870	65,870

SEGMENT INFO:
Revenues:
Card Services	$550,733		$550,733
Check Services	371,001		371,001

	$921,734	$—	$921,734

Operating income:
Card Services	$122,175	$(3,812)	$118,363
Check Services	44,561	(2,021)	42,540

	166,736	(5,833)	160,903
General corporate expense	(18,521)	(4,198)	(22,719)

	$148,215	$(10,031)	$138,184

CERTEGY INC.

CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2002

(In thousands, except per share amounts)

	Previously Reported	SFAS 123R Adjustment	Restated
Revenues	$906,791	$—	$906,791

Operating expenses:
Costs of services	637,123	2,206	639,329
Selling, general and administrative	110,269	12,017	122,286
Other	12,230		12,230

	759,622	14,223	773,845

		—
Operating income	147,169	(14,223)	132,946
Other income, net	1,119		1,119
Interest expense	(7,120)		(7,120)

Income from continuing operations before income taxes and cumulative effect of a change in accounting principle	141,168	(14,223)	126,945
Provision for income taxes	(54,110)	3,879	(50,231)

Income from continuing operations before cumulative effect of a change in accounting principle	87,058	(10,344)	76,714
Income from discontinued operations, net of tax	2,926		2,926
Cumulative effect of a change in accounting principle, net of tax	—		—

Net income	$89,984	$(10,344)	$79,640

Basic earnings per share:
Income from continuing operations before cumulative effect of a change in accounting principle	$1.28	$(0.15)	$1.12
Income from discontinued operations	0.04	—	0.04
Cumulative effect of a change in accounting principle	—	—	—

Net income	$1.32	$(0.15)	$1.17

Average shares outstanding	68,254	68,254	68,254

Diluted earnings per share:
Income from continuing operations before cumulative effect of a change in accounting principle	$1.26	$(0.15)	$1.11
Income from discontinued operations	0.04	—	0.04
Cumulative effect of a change in accounting principle	—	—	—

Net income	$1.30	$(0.15)	$1.15

Average shares outstanding	69,033	69,033	69,033

SEGMENT INFO:
Revenues:
Card Services	$559,726		$559,726
Check Services	347,065		347,065

	$906,791	$—	$906,791

Operating income:
Card Services	$124,596	$(5,404)	$119,192
Check Services	41,883	(2,866)	39,017

	166,479	(8,270)	158,209
General corporate expense	(19,310)	(5,953)	(25,263)

	$147,169	$(14,223)	$132,946

CERTEGY INC.

CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2004

(In thousands)

	Previously Reported	SFAS 123R Adjustment	Restated
ASSETS
Current assets:
Cash and cash equivalents	$41,801		$41,801
Settlement deposits	44,855		44,855
Trade accounts receivable, net of allowance for doubtful accounts	120,767		120,767
Settlement receivables	49,861		49,861
Claims recoverable	39,316		39,316
Other receivables	48,053		48,053
Other current assets	22,236		22,236
Assets held for sale	41,828		41,828

Total current assets	408,717	—	408,717
Property and equipment, net	61,490		61,490
Goodwill, net	232,941		232,941
Other intangible assets, net	25,506		25,506
Systems development and capitalized contract costs, net	123,135		123,135
Other assets, net	70,420		70,420

Total assets	$922,209	$—	$922,209

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and other accrued expenses	$56,764		$56,764
Settlement payables	94,716		94,716
Claims payable	36,204		36,204
Compensation and benefit liabilities	19,384		19,384
Income taxes payable	14,398		14,398
Other payables	22,882		22,882
Other current liabilities	28,271		28,271
Liabilities related to assets held for sale	17,719		17,719

Total current liabilities	290,338	—	290,338
Long-term debt	273,968		273,968
Deferred income taxes	40,295	(7,224)	33,071
Other long-term liabilities	17,545		17,545

Total liabilities	622,146	(7,224)	614,922

Shareholders’ equity:
Common stock	695	(2)	693
Paid-in capital	253,995	36,870	290,865
Retained earnings	325,681	(30,149)	295,532
Deferred compensation	(9,648)	9,648	—
Accumulated other comprehensive loss	(59,194)		(59,194)
Treasury stock, at cost	(211,466)	(9,143)	(220,609)

Total shareholders’ equity	300,063	7,224	307,287

Total liabilities and shareholders’ equity	$922,209	$—	$922,209

CERTEGY INC.

CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2003

(In thousands)

	Previously Reported	SFAS 123R Adjustment	Restated
ASSETS
Current assets:
Cash and cash equivalents	$22,280		$22,280
Settlement deposits	26,128		26,128
Trade accounts receivable, net of allowance for doubtful accounts	103,285		103,285
Settlement receivables	59,196		59,196
Claims recoverable	46,478		46,478
Other receivables	26,907		26,907
Other current assets	23,304		23,304
Assets held for sale	35,826		35,826

Total current assets	343,404	—	343,404
Property and equipment, net	58,897		58,897
Goodwill, net	187,627		187,627
Other intangible assets, net	10,332		10,332
Systems development and capitalized contract costs, net	119,770		119,770
Other assets, net	65,326		65,326

Total assets	$785,356	$—	$785,356

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and other accrued expenses	$40,237		$40,237
Settlement payables	85,324		85,324
Claims payable	38,270		38,270
Compensation and benefit liabilities	20,535		20,535
Income taxes payable	8,012		8,012
Other payables	10,855		10,855
Other current liabilities	29,496		29,496
Liabilities related to assets held for sale	11,536		11,536

Total current liabilities	244,265	—	244,265
Long-term debt	222,399		222,399
Deferred income taxes	44,076	(5,612)	38,464
Other long-term liabilities	13,477		13,477

Total liabilities	524,217	(5,612)	518,605

Shareholders’ equity:
Common stock	695	(3)	692
Paid-in capital	249,351	24,360	273,711
Retained earnings	226,495	(21,951)	204,544
Deferred compensation	(10,187)	10,187	—
Accumulated other comprehensive loss	(75,854)		(75,854)
Treasury stock, at cost	(129,361)	(6,981)	(136,342)

Total shareholders’ equity	261,139	5,612	266,751

Total liabilities and shareholders’ equity	$785,356	$—	$785,356

CERTEGY INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2004

(In thousands)

	Previously Reported	SFAS 123R Adjustment	Restated
Cash flows from operating activities:
Net income	$111,810	$(8,198)	$103,612
Adjustments to reconcile net income to net cash provided by operating activities of continuing operations:
Income from discontinued operations	(5,934)		(5,934)
Depreciation and amortization	47,449		47,449
Amortization of deferred compensation	6,294	9,947	16,241
Income tax benefit from exercise of stock options	3,206	(1,776)	1,430
Cumulative effect of a change in accounting principle	—		—
Other non-cash items	5,031	1,211	6,242
Deferred income taxes	(3,706)	(1,612)	(5,318)
Changes in assets and liabilities, excluding effects of acquisitions:
Accounts receivable, net	(22,516)		(22,516)
Current liabilities, excluding settlement and claims payable	(4,086)	—	(4,086)
Claims accounts, net	5,225		5,225
Other current assets	2,713		2,713
Other long-term liabilities	3,466		3,466
Other long-term assets	(4,135)		(4,135)

Net cash provided by operating activities	144,817	(428)	144,389

Cash flows from investing activities:
Capital expenditures	(40,908)		(40,908)
Acquisitions, net of cash acquired	(39,721)		(39,721)

Net cash used in investing activities	(80,629)	—	(80,629)

Cash flows from financing activities:
Net additions to (repayments of) revolving credit facilities	48,600		48,600
Proceeds from note issuance, net	—		—
Treasury stock purchases	(96,502)		(96,502)
Proceeds from exercise of stock options	11,291		11,291
Dividends paid	(12,633)		(12,633)
Other	(1,151)	428	(723)

Net cash used in financing activities	(50,395)	428	(49,967)

Effect of foreign currency exchange rates on cash	(390)		(390)

Net cash provided by discontinued operations	6,118		6,118

Net cash provided	19,521	—	19,521
Cash and cash equivalents, beginning of year	22,280		22,280

Cash and cash equivalents, end of year	$41,801	$—	$41,801

CERTEGY INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2003

(In thousands)

	Previously Reported	SFAS 123R Adjustment	Restated
Cash flows from operating activities:
Net income	$92,402	$(7,696)	$84,706
Adjustments to reconcile net income to net cash provided by operating activities of continuing operations:
Income from discontinued operations	(3,897)		(3,897)
Depreciation and amortization	42,030		42,030
Amortization of deferred compensation	5,438	9,151	14,589
Income tax benefit from exercise of stock options	1,298	(672)	626
Cumulative effect of a change in accounting principle	1,335		1,335
Other non-cash items	5,045	880	5,925
Deferred income taxes	13,759	(1,663)	12,096
Changes in assets and liabilities, excluding effects of acquisitions:
Accounts receivable, net	(1,891)		(1,891)
Current liabilities, excluding settlement and claims payable	(4,725)		(4,725)
Claims accounts, net	(5,092)		(5,092)
Other current assets	(2,077)		(2,077)
Other long-term liabilities	(141)		(141)
Other long-term assets	(11,665)		(11,665)

Net cash provided by operating activities	131,819	—	131,819

Cash flows from investing activities:
Capital expenditures	(43,747)		(43,747)
Acquisitions, net of cash acquired	—		—

Net cash used in investing activities	(43,747)	—	(43,747)

Cash flows from financing activities:
Net additions to (repayments of) revolving credit facilities	(214,200)		(214,200)
Proceeds from note issuance, net	196,130		196,130
Treasury stock purchases	(73,550)		(73,550)
Proceeds from exercise of stock options	5,502		5,502
Dividends paid	(3,242)		(3,242)
Other	(32)		(32)

Net cash used in financing activities	(89,392)	—	(89,392)

Effect of foreign currency exchange rates on cash	7,886		7,886

Net cash provided by discontinued operations	1,548		1,548

Net cash provided	8,114	—	8,114
Cash and cash equivalents, beginning of year	14,166		14,166

Cash and cash equivalents, end of year	$22,280	$—	$22,280

CERTEGY INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2002

(In thousands)

	Previously Reported	SFAS 123R Adjustment	Restated
Cash flows from operating activities:
Net income	$89,984	$(10,344)	$79,640
Adjustments to reconcile net income to net cash provided by operating activities of continuing operations:
Income from discontinued operations	(2,926)		(2,926)
Depreciation and amortization	39,050		39,050
Amortization of deferred compensation	5,069	12,555	17,624
Income tax benefit from exercise of stock options	3,772	(1,262)	2,510
Cumulative effect of a change in accounting principle	—		—
Other non-cash items	4,957	1,478	6,435
Deferred income taxes	5,340	(2,879)	2,461
Changes in assets and liabilities, excluding effects of acquisitions:
Accounts receivable, net	(5,191)		(5,191)
Current liabilities, excluding settlement and claims payable	(6,258)		(6,258)
Claims accounts, net	(2,031)		(2,031)
Other current assets	(3,660)		(3,660)
Other long-term liabilities	(279)		(279)
Other long-term assets	(7,971)	190	(7,781)

Net cash provided by operating activities	119,856	(262)	119,594

Cash flows from investing activities:
Capital expenditures	(48,961)		(48,961)
Acquisitions, net of cash acquired	(10,433)		(10,433)

Net cash used in investing activities	(59,394)	—	(59,394)

Cash flows from financing activities:
Net additions to (repayments of) revolving credit facilities	(15,800)		(15,800)
Proceeds from note issuance, net	—		—
Treasury stock purchases	(79,554)		(79,554)
Proceeds from exercise of stock options	15,935		15,935
Dividends paid	—		—
Other	(359)	262	(97)

Net cash used in financing activities	(79,778)	262	(79,516)

Effect of foreign currency exchange rates on cash	(991)		(991)

Net cash provided by discontinued operations	6,799		6,799

Net cash used	(13,508)	—	(13,508)
Cash and cash equivalents, beginning of year	27,674		27,674

Cash and cash equivalents, end of year	$14,166	$—	$14,166